The Prudential Series Fund
For the fiscal period ended 06/30/13
File number 811-03623
SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3
EXHIBIT
Issuer Name + CUSIP #
Terreno Realty Corp (88146M101)
Trade Date
February 19, 2013
List of Underwriters
Goldman, Sachs & Co.
Keybanc Capital Markets Inc.
Stifel, Nicolaus & Company,
Incorporated
Robert W. Baird & Co. Incorporated
Mitsubishi Ufj Securities (USA), Inc
PNC Capital Markets LLC
JMP Securities LLC
Regions Bank
Compass Point Research & Trading, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Keybanc Capital Markets
Sector or Industry:
Services
Date of First Offering:
February 19, 2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$16.60
Underwriting Spread per Unit:
..7470
Gross Spread as a % of Price:
4.5%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$83,000,000
Subordination Features:
Common Stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or
profit with
respect to the
transaction described is reasonable and fair compared to
the commissions,
spread or profit
received by others in connection with the underwritings
of
similar
securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased by Sub-adviser
including all funds and private advisory accounts over
which sub-adviser
has investment discretion did not exceed 25%.
[If an eligible 144A
offering, must be less than 25% of the "144A
offering plus any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.5%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value Portfolio
0.4130%
$342,839.82
PSF SP Small Cap Value Portfolio (Goldman sleeve)
0.0707%
$58,697.61
Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.4837%
$401,537.43
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.4837%

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3
EXHIBIT
Issuer Name + CUSIP #
Radian Group Inc (750236101)
Trade Date
February 26, 2013
List of Underwriters
Morgan Stanley & Co. LLC
Goldman, Sachs & Co.
Keefe, Bruyette & Woods, Inc.
Dowling & Partners Securities LLC
Macquarie Capital (USA) Inc.
Wells Fargo Securities, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley & Co.
Sector or Industry:
Financial
Date of First Offering:
February 26, 2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$8.00
Underwriting Spread per Unit:
..38
Gross Spread as a % of Price:
4.75%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$272,000,000
Subordination Features:
Common Stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or
profit with respect to the
transaction described is reasonable and fair compared to
the commissions, spread or profit
received by others in connection with the underwritings
of similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased by Sub-adviser
including all funds and private advisory accounts over
which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.5295%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value Portfolio
0.4481%
$1,218,968.00
PSF SP Small Cap Value Portfolio (Goldman sleeve)
0.0764%
$207,864.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.5245%
$1,426,832.00
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.5245%







SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3
EXHIBIT

Issuer Name + CUSIP #
Graphic Packaging Holding Co
(388689101)
Trade Date
March 21, 2013
List of Underwriters
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith,
Inc
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
TPG Capital BD, LLC
Robert W. Baird & Co. Incorporated
Oppenheimer & Co. Inc.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Sector or Industry:
Basic Materials
Date of First Offering:
March 21, 2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$7.00
Underwriting Spread per Unit:
$0.28
Gross Spread as a % of Price:
4.00%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$196,000,000
Subordination Features:
Common Stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or
profit with respect to the
transaction described is reasonable and fair compared to
the commissions, spread or profit
received by others in connection with the underwritings
of similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased by Sub-adviser
including all funds and private advisory accounts over
which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
8.1428%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value Portfolio
1.1429%
$2,240,203.00
PSF SP Small Cap Value Portfolio (Goldman sleeve)
0.1925%
$377,433.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages
1.3354%
$2,617,636.00
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
1.3354%




SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3
EXHIBIT
Issuer Name + CUSIP #
WEST CORPORATION (952355204)
Trade Date
March 21, 2013
List of Underwriters
Goldman, Sachs & Co.
Morgan Stanley & Co. LLC
Merrill Lynch, Pierce, Fenner & Smith,
Incorporated
Barclays Capital Inc
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Wells Fargo Securities, LLC
Robert W. Baird & Co. Incorporated
William Blair & Company, L.L.C.
Evercore Group L.L.C.
Sanford C. Bernstein & Co., LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley & Co.
Sector or Industry:
Business Services
Date of First Offering:
March 21, 2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$20.00
Underwriting Spread per Unit:
1.15
Gross Spread as a % of Price:
%5.75
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$425,500,000
Subordination Features:
Common Stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or
profit with respect to the
transaction described is reasonable and fair compared to
the commissions, spread or profit
received by others in connection with the underwritings
of similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased by Sub-adviser
including all funds and private advisory accounts over
which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.8755%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value Portfolio
0.7526%
$3,202,360.00
PSF SP Small Cap Value Portfolio (Goldman sleeve)
0.1268%
$539,760.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.8794%
$3,742,120.00
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.8794%